UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

July 9, 2018

(Date of Report: date of earliest event reported)

Middlefield Banc Corp.

(Exact name of registrant specified in its charter)

Ohio	001-36613	34-1585111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15985 East High Street Middlefield, Ohio		44062
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 632-1666 not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02(e)	Compensatory Arrangements of Certain Officers

Executive Variable Benefit Deferred Compensation Agreements. On July 9, 2018, The Middlefield Banking Company (the “Bank”), a wholly owned subsidiary of Middlefield Banc Corp., entered into Executive Variable Benefit Deferred Compensation Agreements with James R. Heslop, II, Executive Vice President and Chief Operating Officer, and Donald L. Stacy, Senior Vice President, Chief Financial Officer and Treasurer. The Executive Variable Benefit Deferred Compensation Agreements will provide supplemental retirement benefits for the executives and be considered top hat plans for purposes of the Employee Retirement Income Security Act of 1974, as amended. The Executive Variable Benefit Deferred Compensation Agreements do not supersede the May 8, 2008 Amended Executive Deferred Compensation Agreements, which do not provide for employer contributions after age 65. The Executive Variable Benefit Deferred Compensation Agreements were drafted to ensure that benefits under the agreements are paid in a manner and at a time that are consistent with Section 409A, a provision of the Internal Revenue Code governing nonqualified deferred compensation.

Under the Executive Variable Benefit Deferred Compensation Agreements, each executive will receive an annual contribution ranging from 5% to 15% of their base salary. As discussed below, contributions exceeding 5% of salary are conditional on achievement of performance goals involving (i) the Bank’s net income for the plan year and (ii) the Bank’s peer ranking for the plan year based on the Uniform Bank Performance Report (the “UBPR”).

Performance Target #1	Performance Goal #1	Annual Contribution for Achievement of Performance Goal #1

Bank’s Target Net Income for Plan Year	$7,662,833	2.5% of the Executive’s Base Annual Salary

Bank’s Net Income for Plan Year Is Equal to or Greater than –	$7,739,461 (101%)	3.5% of the Executive’s Base Annual Salary

Bank’s Net Income for Plan Year Is Equal to or Greater than –	$7,816,090 (102%)	4.5% of the Executive’s Base Annual Salary

Bank’s Net Income for Plan Year Is Equal to or Greater than –	$7,892,718 (103%)	5.5% of the Executive’s Base Annual Salary

Bank’s Net Income for Plan Year Is Equal to or Greater than –	$7,969,346 (104%)	6.5% of the Executive’s Base Annual Salary

Bank’s Net Income for Plan Year Is Equal to or Greater than –	$8,045,975 (105%)	7.5% of the Executive’s Base Annual Salary

The Bank’s target net income for performance goal #1 is $7,662,833. At a minimum, the executive is entitled to an annual contribution for performance goal #1 equal to 2.5% of base annual salary. For the executive to receive a greater annual contribution under performance goal #1, the Bank’s net income for the plan year must meet or exceed 101% of the Bank’s target net income for the plan year. For every additional 1% that the Bank’s target net income is met or exceeded in any plan year, up to 105%, the executive’s annual contribution amount also increases by 1%. Thus, the maximum annual contribution for achievement of performance goal #1 is 7.5% of the executive’s base annual salary.

Performance Target #2	Performance Goal #2	Annual Contribution for Achievement of Performance Goal #2

Bank’s Target Peer Rank	Overall Ranking in Top 50% of FDIC-insured commercial banks having assets between $1 billion and $3 billion	2.5% of the Executive’s Base Annual Salary

Bank Has An –	Overall Ranking in Top 60% of FDIC-insured commercial banks having assets between $1 billion and $3 billion	3.5% of the Executive’s Base Annual Salary

Bank Has An –	Overall Ranking in Top 70% of FDIC-insured commercial banks having assets between $1 billion and $3 billion	4.5% of the Executive’s Base Annual Salary

Bank Has An –	Overall Ranking in Top 80% of FDIC-insured commercial banks having assets between $1 billion and $3 billion	5.5% of the Executive’s Base Annual Salary

Bank Has An –	Overall Ranking in Top 90% of FDIC-insured commercial banks having assets between $1 billion and $3 billion	6.5% of the Executive’s Base Annual Salary

Bank Has An –	Overall Ranking in Top 100% of FDIC-insured commercial banks having assets between $1 billion and $3 billion [ranked #1]	7.5% of the Executive’s Base Annual Salary

The Bank’s target peer rank for performance goal #2 is an overall ranking in the top 50% of all FDIC-insured commercial banks having assets between $1 billion and $3 billion as reported on the UBPR as reported on the Federal Financial Institutions Examination Council’s website at www.ffiec.gov/UBPR.htm. The UBPR is an analytical tool created for bank supervisory, examination, and management purposes. In a concise format, the UPBR shows the impact of management decisions and economic conditions on a bank’s performance and balance-sheet composition. The performance and composition data contained in the report can be used as an aid in evaluating the adequacy of earnings, liquidity, capital, asset and liability management, and growth management.

At a minimum, the executive is entitled to an annual contribution for performance goal #2 equal to 2.5% of base annual salary. For the executive to receive a greater annual contribution under performance goal #2, the Bank must have an overall ranking in the top 60% of FDIC-insured commercial banks having assets between $1 billion and $3 billion as reported on the UBPR for the plan year. For every additional 10% that the Bank’s peer ranking improves in any plan year, up to being ranked first, the executive’s annual contribution amount also increases by 1%. Thus, the maximum annual contribution for achievement of performance goal #2 is 7.5% of the executive’s base annual salary.

At a minimum, the executive’s annual contribution in any plan year shall not be less than 5% of the executive’s base annual salary (i.e., the 2.5% of base annual salary annual contribution under performance goal #1 plus the 2.5% of base annual salary annual contribution under performance goal #2). At a maximum, the executive’s annual contribution in any plan year shall not exceed 15% of the executive’s base annual salary (i.e., the 7.5% of base annual salary annual contribution under performance goal #1 plus the 7.5% of base annual salary annual contribution under performance goal #2). In its discretion, the Bank’s board of directors may increase or decrease the amount of the annual contribution, but the annual contribution amount can only be changed annually.

Item 9.01(d) Exhibits

10.26	Executive Variable Benefit Deferred Compensation Agreement with James R. Heslop, II

10.27	Executive Variable Benefit Deferred Compensation Agreement with Donald L. Stacy

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Middlefield Banc Corp.

Date: July 11, 2018	/s/ James R. Heslop, II
James R. Heslop, II
Executive Vice President and COO